                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 29, 2002

                                   ----------

                          NEWFIELD EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                1-12534                            72-1133047
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)

363 N. SAM HOUSTON PARKWAY E., SUITE 2020
              HOUSTON, TEXAS
 (Address of principal executive offices)                                                     77060
                                                                                            (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 847-6000

Item 5. Other Events

         See Press Release attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         c. Exhibits.

                  10.1 Agreement and Plan of Merger, dated as of May 29, 2002, by and among Newfield Exploration Company, Newfield Operating Company and EEX Corporation.

                  10.2 Voting Agreement and Irrevocable Proxy, dated as of May 29, 2002, by and among Newfield Exploration Company, Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., Warburg, Pincus Netherlands Equity Partners III, C.V., Thomas M Hamilton, David R. Henderson and Richard S. Langdon and David A. Trice and Terry W. Rathert.

                  10.3 Registration Rights Agreement, dated as of May 29, 2002, by and between Newfield Exploration Company, Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

                  10.4 Bridge Loan Financing Commitment Letter, dated May 29, 2002, by and among Newfield Exploration Company, UBS AG, Stamford Branch and UBS Warburg LLC.

                  99.1     Press Release dated May 29, 2002.

            [The remainder of this page is intentionally left blank.]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWFIELD EXPLORATION COMPANY


                                       By: /s/ Terry W. Rathert
                                          --------------------------------------
                                       Name:  Terry W. Rathert
                                       Title: Vice President, Chief Financial
                                              Officer and Secretary

Dated: May 30, 2002

                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER    DESCRIPTION
        ------    -----------
         10.1     Agreement and Plan of Merger, dated as of May 29, 2002, by and among Newfield Exploration Company, Newfield Operating Company
                  and EEX Corporation.

         10.2     Voting Agreement and Irrevocable Proxy, dated as of May 29,
                  2002, by and among Newfield Exploration Company, Warburg,
                  Pincus Equity Partners, L.P., Warburg, Pincus Netherlands
                  Equity Partners I, C.V., Warburg, Pincus Netherlands Equity
                  Partners II, C.V., Warburg, Pincus Netherlands Equity Partners
                  III, C.V., Thomas M Hamilton, David R. Henderson and Richard
                  S. Langdon and David A. Trice and Terry W. Rathert.

         10.3 Registration Rights Agreement, dated as of May 29, 2002, by and between Newfield Exploration Company, Warburg, Pincus
                  Equity Partners, L.P., Warburg, Pincus Netherlands Equity
                  Partners I, C.V., Warburg, Pincus Netherlands Equity Partners
                  II, C.V. and Warburg, Pincus Netherlands Equity Partners III,
                  C.V.

         10.4 Bridge Loan Financing Commitment Letter, dated May 29, 2002, by and among Newfield Exploration Company, UBS AG, Stamford
                  Branch and UBS Warburg LLC.

         99.1     Press Release dated May 29, 2002.